EXHIBIT 10.4
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                 CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
                        2005 LONG-TERM INCENTIVE PLAN
                     RESTRICTED STOCK GRANT CERTIFICATE

   This Restricted Stock Grant Certificate evidences a Restricted Stock Grant made pursuant to the Consolidated Communications Holdings, Inc. 2005 Long-Term Incentive Plan of ______ shares of restricted Stock to _______________ ("Director"). This Restricted Stock Grant is granted effective as of _______________, 200__, which shall be referred to as the "Grant Date."

                                      CONSOLIDATED COMMUNICATIONS
                                      HOLDINGS, INC.


                                      BY:__________________________


                            TERMS AND CONDITIONS

        SECTION 1.     VESTING AND FORFEITURE.

        (a) VESTING. Subject to Section 1(b), Director's interest in the Stock subject to this Restricted Stock Grant shall vest and become nonforfeitable as follows:

             (i) his interest in the first one quarter of the shares of Stock subject to this Restricted Stock Grant shall become nonforfeitable only if he continuously serves as a Director until December ___, 200__,

             (ii) his interest in the second one quarter of the shares of Stock subject to this Restricted Stock Grant shall become nonforfeitable only if he continuously serves as a Director until December ___, 200__,

             (iii) his interest in the third one quarter of the shares of Stock subject to this Restricted Stock Grant shall become nonforfeitable only if he continuously serves as a Director until December ___, 200__, and

             (iv) his interest in the balance of the shares of Stock subject to this Restricted Stock Grant shall become nonforfeitable only if he continuously serves as a Director until December ___, 200__.

        (b) FORFEITURE. If Director's continuous service as a Director terminates for any reason whatsoever before his interest in all of the shares of Stock subject to this Restricted Stock



             Grant have become nonforfeitable under Section 1(a), then he shall (except as provided in Section 15 of the Plan) forfeit all of the shares of Stock subject to this Restricted Stock Grant except those shares in which he has (pursuant to Section 1(a)) a nonforfeitable interest on the date his status as an Director so terminates.

        SECTION 2. STOCKHOLDER STATUS. Director shall have the right under this Restricted Stock Grant to receive cash dividends (other than cash dividends which the Committee determines are extra-ordinary cash dividends) on all of the shares of Stock subject to this Restricted Stock Grant and to vote such shares until Director's right to such shares is forfeited or becomes nonforfeitable. If Director forfeits any shares under Section 1, Director shall at the same time forfeit Director's right to vote such shares and to receive cash dividends paid with respect to such shares. Any extra-ordinary cash dividends, Stock dividends or other distributions of property made with respect to shares that remain subject to forfeiture under Section 1 shall be held by the Company, and Director's rights to receive such dividends or other property shall be forfeited or shall be nonforfeitable at same time the shares of Stock with respect to which the dividends or other property are attributable are forfeited or become nonforfeitable. Except for the rights to receive cash dividends (other than cash dividends which the Committee determines are extra-ordinary cash dividends) and vote the shares of Stock subject to this Restricted Stock Grant which are described in this Section 2, Director shall have no rights as a Stockholder with respect to such shares of Stock until Director's interest in such shares has become nonforfeitable.

        SECTION 3. STOCK CERTIFICATES. The Company shall issue a stock certificate for the shares of Stock subject to this Restricted Stock Grant in the name of Director upon Director's execution of the irrevocable stock power in favor of the Company attached as Exhibit A. Alternatively, in lieu of issuing stock certificates, the Company may reflect the issuance of shares of Stock to Director on a non-certificated basis, with the ownership of such shares of Stock by Director evidenced solely by book entry in the records of the Company's transfer agent. The Secretary of the Company shall hold such stock certificate or retain such share entry representing such shares and any distributions made with respect to such shares (other than ordinary cash dividends) until such time as Director's interest in such shares have become nonforfeitable or have been forfeited. As soon as practicable after each date as of which his interest in any shares becomes nonforfeitable under Section 1(a), and subject to
   Section 5, the Company shall issue to Director a stock certificate reflecting the shares in which his interest has become nonforfeitable on such date, or shall transfer such shares via a book entry credit to the record of Director's broker if so requested by Director (together with any distributions made with respect to the shares that have been held by the Company). If shares are forfeited, the shares (together


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   with any distributions made with respect to the shares that have been held by the Company) automatically shall revert back to the Company.

        SECTION 4. TRANSFER OF STOCK. Rights granted under this Restricted Stock Grant Certificate shall be transferable by Director as provided in Section 11 of the Plan.

        SECTION 5. OTHER LAWS. The Company shall have the right to refuse to transfer shares of Stock subject to this Restricted Stock Grant to Director if the Company acting in its absolute discretion determines that the transfer of such shares might violate any applicable law or regulation.

        SECTION 6. NO RIGHT TO CONTINUE SERVICE. Neither the Plan, this Restricted Stock Grant Certificate, nor any related material shall give Director the right to continue service as a Director.

        SECTION 7. GOVERNING LAW. The Plan and this Restricted Stock Grant Certificate shall be governed by the laws of the State of Delaware.

        SECTION 8. BINDING EFFECT. This Restricted Stock Grant Certificate shall be binding upon the Company and Director and their respective heirs, executors, administrators and successors.

        SECTION 9. HEADINGS AND SECTIONS. The headings contained in this Restricted Stock Grant Certificate are for reference purposes only and shall not affect in any way the meaning or interpretation of this Restricted Stock Grant Certificate. All references to sections in this Restricted Stock Grant Certificate shall be to sections of this Restricted Stock Grant Certificate unless otherwise expressly stated as part of such reference.

        Section 10. PLAN AND STOCK GRANT CERTIFICATE. This Restricted Stock Grant is subject to all of the terms and conditions set forth in this Restricted Stock Grant Certificate and in the Plan. If a determination is made that any term or condition set forth in this Restricted Stock Grant Certificate is inconsistent with the Plan, the Plan shall control. All of the capitalized terms not otherwise defined in this Restricted Stock Grant Certificate shall have the same meaning in this Restricted Stock Grant Certificate as in the Plan. A copy of the Plan will be made available to Director upon written request to the corporate Secretary of the Company.










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                                                                EXHIBIT A

                           IRREVOCABLE STOCK POWER

        As a condition to the issuance to the undersigned of the shares of Stock which were granted to the undersigned as a Restricted Stock Grant under the Consolidated Communications Holdings, Inc. 2005 Long-Term Incentive Plan in the Restricted Stock Grant Certificate dated _______________, 200__, the undersigned hereby executes this Irrevocable Stock Power in order to sell, assign and transfer to Consolidated Communications Holdings, Inc. the shares of Stock subject to such Restricted Stock Grant for purposes of effecting any forfeiture called for under Section 1(b) of the Restricted Stock Grant Certificate and does hereby irrevocably give Consolidated Communications Holdings, Inc. the power (without any further action on the part of the undersigned) to transfer such shares of Stock on its books and records back to Consolidated Communications Holdings, Inc. to effect any such forfeiture. This Irrevocable Stock Power shall expire automatically with respect to any shares of Stock on the date such shares of Stock are no longer subject to forfeiture under Section 1(b) of such Restricted Stock Grant Certificate or, if earlier, immediately after such a forfeiture has been effected with respect to such shares of Stock.


                                      ______________________________
                                      [Name]


























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